Exhibit 10.3

INTROGEN THERAPEUTICS, INC.

NOTICE OF STOCK OPTION GRANT AND STOCK OPTION AGREEMENT

I. NOTICE OF STOCK OPTION GRANT

     Introgen Therapeutics, Inc. grants to XXX (“Optionee”) an option to purchase Common Stock of the Company, subject to the terms and conditions of the Plan and this Option Agreement. Please see the Introgen Therapeutics, Inc. 2000 Stock Option Plan (the “Plan”) for the definition of capitalized terms in this grant and Option Agreement.

     A. Terms of this Option Grant

Option Control Number	XXX

Date of Grant	XXX

Vesting Commencement Date	XXX

Term/Expiration Date	XXX

Total Number of Shares You May Purchase	XXX

Exercise Price per Share	XXX

Type of Option	[Non-Statutory Stock Option] [Incentive Stock Option, subject to the paragraph below

At least part of this Option may be classified as a Non-Statutory Stock Option if this option grant causes the aggregate fair market value of all Optionee’s stock options vesting in one or more of the years in which this Option vests to exceed $100,000. The portion of this Option that is not a Non-Statutory Stock Option may qualify for classification as an Incentive Stock Option. The ultimate classification of stock options under the Internal Revenue Code is dependent upon the fair market value of the stock underlying the options at the time the options are granted, circumstances that exist at the time Optionee exercises the stock options, and the application of relevant provisions of the Internal Revenue Code. Optionee should consult with a tax advisor regarding taxation of Optionee’s stock options.]

     B. Vesting Schedule

     XXX

     C. Accelerated Vesting

     Accelerated vesting occurs in the event of:

1.	The merger or reorganization of the Company with or into another corporation, entity, or person;

2.	The sale of all or substantially all of the Company’s assets to another corporation, entity, or person; or

3.	Any change in ownership of the Company’s voting stock resulting in ownership of more than 50% of the Company’s voting stock by one or more persons acting in concert who did not prior to such change in ownership own more than 50% of the Company’s voting stock.

     When one of the foregoing events occurs, this Option shall immediately vest 100% and be fully exercisable.

     D. Termination Period

     This Option may be exercised for three months after Optionee ceases to be a Service Provider. Upon the death or Disability of the Optionee, this Option may be exercised for twelve months after Optionee ceases to be a Service Provider. In no event shall this Option be exercised later than the Term/Expiration Date as provided above.

(The Stock Option Agreement begins on the next page.)

II. STOCK OPTION AGREEMENT

     A. Grant of Option.

          The Plan Administrator of the Company hereby grants to the Optionee named in the Notice of Stock Option Grant in Part I of this Agreement an Option to purchase the number of Shares, as set forth in the Notice of Stock Option Grant, at the exercise price per share set forth in the Notice of Stock Option Grant (the “Exercise Price”), subject to the terms and conditions of the Plan, which is incorporated herein by reference. Subject to Section 15(c) of the Plan, in the event of a conflict between the terms and conditions of the Plan and the terms and conditions of this Option Agreement, the terms and conditions of the Plan shall prevail.

          If designated in the Notice of Stock Option Grant as an Incentive Stock Option (“ISO”), this Option is intended to qualify as an Incentive Stock Option under Section 422 of the Code. However, if this Option is intended to be an Incentive Stock Option, to the extent that it exceeds the $100,000 rule of Code Section 422(d), it shall be treated as a Nonstatutory Stock Option (“NSO”).

     B. Exercise of Option.

          (a) Right to Exercise. This Option is exercisable during its term in accordance with the Vesting Schedule set out in the Notice of Stock Option Grant and the applicable provisions of the Plan and this Option Agreement.

          (b) Method of Exercise. This Option is exercisable by delivery of the Company’s stock option exercise notice in effect at the time of exercise (the “Exercise Notice”), which shall state the election to exercise the Option, the number of Shares in respect of which the Option is being exercised (the “Exercised Shares”), and such other representations and agreements as may be required by the Company pursuant to the provisions of the Plan. The Exercise Notice shall be completed by the Optionee and delivered to the Chief Financial Officer of the Company. The Exercise Notice shall be accompanied by payment of the aggregate Exercise Price as to all Exercised Shares. This Option shall be deemed to be exercised upon receipt by the Company of such fully executed Exercise Notice accompanied by such aggregate Exercise Price.

               No Shares shall be issued pursuant to the exercise of this Option unless such issuance and exercise complies with Applicable Laws. Assuming such compliance, for income tax purposes the Exercised Shares shall be considered transferred to the Optionee on the date the Option is exercised with respect to such Exercised Shares.

     C. Method of Payment.

          Payment of the aggregate Exercise Price shall be by any of the following, or a combination thereof, at the election of the Optionee:

1.	Cash;

2.	Check;

3.	Consideration received by the Company under a cashless exercise program implemented by the Company in connection with the Plan; or

4.	Surrender of other Shares which (i) in the case of Shares acquired upon exercise of an option, have been owned by the Optionee for more than six (6) months on the date of surrender, and (ii) have a Fair Market Value on the date of surrender equal to the aggregate Exercise Price of the Exercised Shares.

     D. Non-Transferability of Option.

          Unless otherwise specifically authorized by the Plan Administrator, this Option may not be transferred in any manner other than by will or by the laws of descent or distribution and may be exercised during the lifetime of Optionee only by the Optionee. The terms of the Plan and this Option Agreement shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

     E. Term of Option.

          This Option may be exercised only within the term set out in the Notice of Stock Option Grant, and may be exercised during such term only in accordance with the Plan and the terms of this Option Agreement.

     F. Tax Consequences.

          Some of the federal tax consequences relating to this Option, as of the date of this Option, are set forth below. THIS SUMMARY IS NECESSARILY INCOMPLETE, AND THE TAX LAWS AND REGULATIONS ARE SUBJECT TO CHANGE. THE OPTIONEE SHOULD CONSULT A TAX ADVISOR BEFORE EXERCISING THIS OPTION OR DISPOSING OF THE SHARES.

     G. Exercising the Option.

          1. Nonstatutory Stock Option. The Optionee may incur regular federal income tax liability upon exercise of a NSO. The Optionee will be treated as having received compensation income (taxable at ordinary income tax rates) equal to the excess, if any, of the Fair Market Value of the Exercised Shares on the date of exercise over their aggregate Exercise Price. If the Optionee is an Employee or a former Employee, the Company will be required to withhold from his or her compensation or collect from Optionee and pay to the applicable taxing authorities an amount in cash equal to a percentage of this compensation income at the time of exercise, and may refuse to honor the exercise and refuse to deliver Shares if such withholding amounts are not delivered at the time of exercise.

          2. Incentive Stock Option. If this Option qualifies as an ISO, the Optionee will have no regular federal income tax liability upon its exercise, although the excess, if any, of the Fair Market Value of the Exercised Shares on the date of exercise over their aggregate Exercise Price will be treated as an adjustment to alternative minimum taxable income for federal tax purposes and may subject the Optionee to alternative minimum tax in the year of exercise. In the event that the Optionee ceases to be an Employee but remains a Service Provider, any Incentive Stock Option of the Optionee that remains unexercised shall cease to qualify as an Incentive Stock Option and will be treated for tax purposes as a Nonstatutory Stock Option on the date three (3) months and one (1) day following such change of status.

          3. Disposition of Shares.

               (a) NSO. If the Optionee holds NSO Shares for at least one year, any gain realized on disposition of the Shares will be treated as long-term capital gain for federal income tax purposes.

               (b) ISO. If the Optionee holds ISO Shares for at least one year after exercise and two years after the grant date, any gain realized on disposition of the Shares will be treated as long-term capital gain for federal income tax purposes. If the Optionee disposes of ISO Shares within one year after exercise or two years after the grant date, any gain realized on such disposition will be treated as compensation income (taxable at ordinary income rates) to the extent of the excess, if any, of the lesser of (A) the difference between the Fair Market Value of the Shares acquired on the date of exercise and the aggregate Exercise Price, or (B) the difference between the sale price of such Shares and the aggregate Exercise Price. Any additional gain will be taxed as capital gain, short-term or long-term depending on the period that the ISO Shares were held.

               (c) Notice of Disqualifying Disposition of ISO Shares. If the Optionee sells or otherwise disposes of any of the Shares acquired pursuant to an ISO on or before the later of (i) two years after the grant date, or (ii) one year after the exercise date, the Optionee shall immediately notify the Company in writing of such disposition. The Optionee agrees that he or she may be subject to income tax withholding by the Company on the compensation income recognized from such early disposition of ISO Shares by payment in cash or out of the current earnings paid to the Optionee.

     H. Entire Agreement; Governing Law.

          The Plan is incorporated herein by reference. The Plan and this Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof, and may not be modified adversely to the Optionee’s interest except by means of a writing signed by the Company and Optionee. This agreement is governed by the internal substantive laws, but not the choice of law rules, of Texas.

     I. NO GUARANTEE OF CONTINUED SERVICE.

          OPTIONEE ACKNOWLEDGES AND AGREES THAT THE VESTING OF SHARES PURSUANT TO THE VESTING SCHEDULE HEREOF IS EARNED ONLY BY CONTINUING AS A SERVICE PROVIDER AT THE WILL OF THE COMPANY (AND NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED AN OPTION OR PURCHASING SHARES HEREUNDER). OPTIONEE FURTHER ACKNOWLEDGES AND AGREES THAT THIS AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT AS A SERVICE PROVIDER FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND SHALL NOT INTERFERE WITH OPTIONEE’S RIGHT OR THE COMPANY’S RIGHT TO TERMINATE OPTIONEE’S RELATIONSHIP AS A SERVICE PROVIDER AT ANY TIME, WITH OR WITHOUT CAUSE.

     J. FLUCTUATIONS IN STOCK PRICE

          OPTIONEE ACKNOWLEDGES AND AGREES THAT THE EXERCISE PRICE OF THE OPTION GRANTED BY THE COMPANY AND REFERRED TO HEREIN IS THE FAIR MARKET VALUE OF THE COMPANY’S COMMON STOCK ON THE DATE THE OPTION WAS GRANTED. THE FAIR MARKET VALUE OF THE COMPANY’S COMMON STOCK IS SUBJECT TO MANY FACTORS, INCLUDING THE ANNOUNCEMENT OF NEW PRODUCTS OR SERVICES BY THE COMPANY OR ITS COMPETITORS, QUARTERLY VARIATIONS IN THE COMPANY’S OR ITS COMPETITORS’ RESULTS OF OPERATIONS, FAILURE TO ACHIEVE OPERATING RESULTS PROJECTED BY SECURITIES ANALYSTS, CHANGES IN EARNINGS ESTIMATES OR RECOMMENDATIONS BY SECURITIES ANALYSTS, DEVELOPMENTS IN THE COMPANY’S INDUSTRY, AND GENERAL MARKET CONDITIONS AND OTHER FACTORS, INCLUDING FACTORS UNRELATED TO OUR OPERATING PERFORMANCE OR THE OPERATING PERFORMANCE OF OUR COMPETITORS. THEREFORE, THE COMPANY CANNOT GUARANTEE THAT THE OPTION WILL HAVE ANY VALUE IN THE FUTURE.

     J. INSIDER TRADING POLICY

          THE TRADING OF SHARES OF THE COMPANY’S COMMON STOCK PURCHASED UNDER THIS OPTION MAY BE SUBJECT TO THE COMPANY’S INSIDER TRADING POLICY. IN PARTICULAR, YOUR FUTURE TRADING IN SUCH SHARES MAY BE ALLOWED ONLY DURING SPECIFIED OPEN TRADING WINDOWS AND RESTRICTED DURING SPECIFIED BLACK-OUT PERIODS IMPOSED IN ACCORDANCE WITH THE INTROGEN THERAPEUTICS, INC. INSIDER TRADING POLICY. ALL INTROGEN SERVICE PROVIDERS ARE CONSIDERED INSIDERS UNDER THIS INSIDER TRADING POLICY. YOU SHOULD CONTACT THE

COMPANY’S INSIDER TRADING COMPLIANCE OFFICER PRIOR TO TRADING SHARES IF YOU BELIEVE YOU ARE AN INSIDER SUBJECT TO TRADING WINDOWS AND BLACK-OUT PERIODS.

     By your signature and the signature of the Company’s representative below, you and the Company agree that this Option is granted under and governed by the terms and conditions of the Plan and this Option Agreement. You and the Company agree that this Option is not valid and enforceable until both parties hereto have executed this Option Agreement. Optionee has reviewed the Plan and this Option Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Option Agreement and fully understands all provisions of the Plan and Option Agreement. Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions relating to the Plan and Option Agreement. Optionee further agrees to notify the Company upon any change in the residence address indicated below.

OPTIONEE:	INTROGEN THERAPEUTICS, INC.

By:
Signature

Print Name

Social Security Number

Residence Street Address

Residence City, State and Zip

E-Mail address (required)

Option Control Number XXX

THE CONSENT OF SPOUSE ON THE NEXT PAGE IS AN INTEGRAL PART OF THIS DOCUMENT.

CONSENT OF SPOUSE

(Option Control Number XXX)

     The undersigned spouse of Optionee has read and hereby approves the terms and conditions of the Plan and this Option Agreement. In consideration of the Company’s granting his or her spouse the right to purchase Shares as set forth in the Plan and this Option Agreement, the undersigned hereby agrees to be irrevocably bound by the terms and conditions of the Plan and this Option Agreement and further agrees that any community property interest shall be similarly bound. The undersigned hereby appoints the undersigned’s spouse as attorney-in-fact for the undersigned with respect to any amendment or exercise of rights under the Plan or this Option Agreement.

Signature of Spouse of Optionee

Printed Name of Spouse of Optionee

Social Security Number of Spouse of Optionee

CONFIRMATION OF NO SPOUSE

If there is no consent of spouse signature above, I confirm that as of the grant date of this option, I have no spouse.

Signature of Optionee

Date